Prospectus and Summary Prospectus
Supplement

September 28, 2012

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 28, 2012 to the Morgan Stanley Institutional Fund, Inc. Prospectus and Summary Prospectus dated April 30, 2012 of:

Focus Growth Portfolio

On September 27, 2012, shareholders of the Focus Growth Portfolio (the "Portfolio") approved an Agreement and Plan of Reorganization by and between Morgan Stanley Institutional Fund, Inc. (the "Company"), on behalf of the Portfolio, and Morgan Stanley Focus Growth Fund ("Focus Growth"), pursuant to which substantially all of the assets and liabilities of the Portfolio would be transferred to Focus Growth in exchange for shares of Focus Growth and pursuant to which the Portfolio will be liquidated and terminated (the "Reorganization"). Each shareholder of the Portfolio will receive the class of shares of Focus Growth that corresponds to the class of shares of the Portfolio currently held by that shareholder. It is anticipated that the Reorganization will be consummated on or about October 29, 2012. The Portfolio was closed for purchases by new investors as of May 4, 2012. The Company will cease offering shares of the Portfolio after the close of business on October 19, 2012.

Please retain this supplement for future reference.

  MSIEQUSPT 9/12
  SU-MSIF-05-SPT1 9/12